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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                      Date of Report: September 12, 2000
             (Date of earliest event reported: September 7, 2000)



                                 PEAPOD, INC.
            (Exact name of Registrant as Specified in Its Charter)



          Delaware                                   0-22557                          36-4118175
(State or Other Jurisdiction                 (Commission File Number)              (I.R.S. Employer
of Incorporation or Organization)                                               Identification Number)


      9933 Woods Drive, Skokie, Illinois                             60077
        (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:             (847) 583-9400


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

   On September 7, 2000, the Registrant issued a press release announcing its acquisition of Streamline.com, Inc.'s operations in Chicago and Washington, D.C. and its exit from the Texas and Ohio markets.

          A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)       Financial Statements of Businesses Acquired:
          --------------------------------------------

          Not applicable.

(b)       Pro Forma Financial Information:
          --------------------------------

          Not applicable.

(c)       Exhibits:
          ---------

          99.1  Press Release of Registrant dated September 7, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PEAPOD, INC.

                                    By: /s/ Dan Rabinowitz
                                        ------------------
                                        Dan Rabinowitz
                                        Senior Vice President and Chief
                                        Financial Officer
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                                 EXHIBIT INDEX
Exhibit

Number      Description of Exhibit
-------     ----------------------
*99.1       Press Release of Registrant dated September 7, 2000

_____________________
*  Filed herewith.